UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 23, 2007
RANGE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

777 Main Street, Suite 800
Ft. Worth, Texas	76102
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (817) 870-2601
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     The information on page 8 of the slide presentation referred to in Item 7.01 hereof and furnished as Exhibit 99.1 hereto contains estimates of certain financial information regarding Range Resources Corporation as of March 31, 2007, to be disclosed on April 23, 2007, and the information set forth on such page is hereby incorporated into this Item 2.02 by reference.
Item 7.01 Regulation FD Disclosure.
     Furnished as Exhibit 99.1 hereto is a slide presentation to be presented by Range Resources Corporation at the Independent Petroleum Association of America Oil & Gas Investment Symposium in New York on April 23, 2007.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
99.1	Slide presentation presented by Range Resources Corporation at the Independent Petroleum Association of America Oil & Gas Investment Symposium in New York on April 23, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ Rodney L. Waller
Rodney L. Waller
Senior Vice President

Date: April 23, 2007

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Slide presentation presented by Range Resources Corporation at the Independent Petroleum Association of America Oil & Gas Investment Symposium in New York on April 23, 2007.

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